EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended
	December	December	September	June	March
	2007	2006	2007	2007	2007
Interest & Loan Fees Income	$119,096	$102,206	$117,309	$101,702	$100,622
Tax Equivalent Adjustment	4,165	4,043	4,210	4,086	4,011

Interest & Fees Income (FTE)	123,261	106,249	121,519	105,788	104,633
Interest Expense	58,271	48,143	58,197	48,882	47,960

Net Interest Income (FTE)	64,990	58,106	63,322	56,906	56,673

Provision for Credit Losses	2,580	268	1,550	850	350

Non-Interest Income:
Investment Securities Transactions	(562)	(105)	172	165	157
Fees from Trust & Brokerage Services	4,317	3,091	3,788	3,763	3,546
Fees from Deposit Services	9,701	7,502	9,087	7,869	7,178
Other Charges, Commissions, and Fees	1,998	1,698	2,285	1,791	1,693
Income from Bank Owned Life Insurance	1,424	1,137	1,179	1,327	1,459
Mortgage Banking Income	80	240	124	162	161
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	(8,900)	—	—	787	—
Other Non-Interest Revenue	924	1,169	691	661	722

Total Non-Interest Income	8,982	14,732	17,326	16,525	14,916

Non-Interest Expense:
Salaries and Employees Benefits	17,965	15,542	17,452	14,633	14,745
Net Occupancy	4,028	3,089	3,823	3,114	3,456
Other Expenses	16,816	13,171	16,399	13,197	12,580
Prepayment Penalties on FHLB Advances	4,331	—	—	786	—
Amortization of Intangibles	1,078	433	1,000	383	407
OREO Expense	563	230	202	238	164
FDIC Expense	135	143	146	145	143

Total Non-Interest Expense	44,916	32,608	39,022	32,496	31,495

Income Before Income Taxes (FTE)	26,476	39,962	40,076	40,085	39,744

Tax Equivalent Adjustment	4,165	4,043	4,210	4,086	4,011

Income Before Income Taxes	22,311	35,919	35,866	35,999	35,733

Income Taxes	6,359	10,904	10,063	11,487	11,326

Net Income	$15,952	$25,015	$25,803	$24,512	$24,407

MEMO: Effective Tax Rate	28.50%	30.36%	28.06%	31.91%	31.70%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Year Ended
	December	December	December	December
	2007	2006	2005	2004
Interest & Loan Fees Income	$438,729	$400,683	$345,278	$293,350
Tax Equivalent Adjustment	16,472	15,452	12,590	11,186

Interest & Fees Income (FTE)	455,201	416,135	357,868	304,536
Interest Expense	213,310	181,090	124,451	88,914

Net Interest Income (FTE)	241,891	235,045	233,417	215,622

Credit Loss Provision	5,330	1,437	5,618	4,520

Non-Interest Income:
Investment Securities Transactions	(68)	(3,176)	695	1,110
Fees from Trust & Brokerage Services	15,414	12,948	11,083	10,518
Fees from Deposit Services	33,835	29,077	27,749	29,967
Other Charges, Commissions, and Fees	7,767	6,900	6,013	4,986
Income from Bank Owned Life Insurance	5,389	4,422	4,753	4,282
Mortgage Banking Income	527	855	1,055	729
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	(8,113)	(4,599)	—	—
Other Non-Interest Revenue	2,998	2,606	1,277	2,639

Total Non-Interest Income	57,749	49,033	52,625	54,231

Non-Interest Expense:
Salaries and Employee Benefits	64,795	62,331	59,197	56,526
Net Occupancy	14,421	12,547	12,201	12,551
Other Expenses	58,992	51,086	45,883	44,696
Prepayment Penalties on FHLB Advances	5,117	8,261	406	18,975
Amortization of Intangibles	2,868	1,886	2,292	2,726
OREO Expense	1,167	482	594	956
FDIC Expense	569	580	587	631

Total Non-Interest Expense	147,929	137,173	121,160	137,061

Income from Continuing Operations Before Income Taxes (FTE)	146,381	145,468	159,264	128,272

Tax Equivalent Adjustment	16,472	15,452	12,590	11,186

Income from Continuing Operations Before Income Taxes	129,909	130,016	146,674	117,086

Taxes	39,235	40,767	46,265	33,771

Income from Continuing Operations	90,674	89,249	100,409	83,315

Gain on Sale of Discontinued Operations	—	—	—	17,000
Other Operating Income	—	—	—	3,780

Income from Discontinued Operations Before Income Taxes	—	—	—	20,780

Taxes	—	—	—	6,333

Income from Discontinued Operations	—	—	—	14,447

Net Income	$90,674	$89,249	$100,409	$97,762

MEMO: Effective Tax Rate	30.20%	31.36%	31.54%	29.09%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Discontinued Operations Statements of Income

	Year Ended
	December	December	December	December
	2007	2006	2005	2004
Interest & Loan Fees Income	—	—	—	$6,850
Interest Expense	—	—	—	1,543

Net Interest Income	—	—	—	5,307

Non-Interest Income:
Service Charges, Commissions, and Fees	—	—	—	565
Income from Mortgage Banking Operations	—	—	—	15,271
Gain on Sale of Discontinued Operations	—	—	—	17,000

Total Non-Interest Income	—	—	—	32,836

Non-Interest Expense:
Salaries and Employee Benefits	—	—	—	13,574
Net Occupancy	—	—	—	985
Other Expenses	—	—	—	2,804

Total Non-Interest Expense	—	—	—	17,363

Income from Discontinued Operations Before Income Taxes	—	—	—	20,780

Taxes	—	—	—	6,333

Income from Discontinued Operations	—	—	—	$14,447

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	December 31	December 31
	2007	2006	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2007	2006	2005
Cash & Cash Equivalents	$210,148	$188,829	$230,651	$259,013	$207,962

Securities Available for Sale	1,111,068	1,011,222	1,156,561	1,010,252	1,213,606
Held to Maturity Securities	157,785	213,489	157,228	212,296	227,345
Other Investment Securities	70,395	52,196	80,975	52,922	61,015

Total Securities	1,339,248	1,276,907	1,394,764	1,275,470	1,501,966

Total Cash and Securities	1,549,396	1,465,736	1,625,415	1,534,483	1,709,928

Loans Held for Sale	960	2,749	1,270	2,041	3,324

Commercial Loans	3,497,159	2,678,655	3,648,999	2,757,957	2,599,781
Mortgage Loans	1,776,940	1,706,980	1,772,441	1,694,922	1,668,782
Consumer Loans	384,894	360,362	379,121	360,829	387,959

Gross Loans	5,658,993	4,745,997	5,800,561	4,813,708	4,656,522

Unearned Income	(7,060)	(6,541)	(7,077)	(6,961)	(6,693)

Loans, Net of Unearned Income	5,651,933	4,739,456	5,793,484	4,806,747	4,649,829

Allowance for Loan Losses	(50,345)	(43,897)	(50,456)	(43,629)	(44,138)

Goodwill	312,784	167,421	312,111	167,421	167,487
Other Intangibles	11,431	2,881	10,878	2,640	4,527

Total Intangibles	324,215	170,302	322,989	170,061	172,014

Real Estate Owned	5,980	2,977	6,365	4,231	2,941
Other Assets	287,462	244,999	295,672	243,664	234,594

Total Assets	$7,769,601	$6,582,322	$7,994,739	$6,717,598	$6,728,492

MEMO: Earning Assets	$6,981,493	$6,021,372	$7,158,532	$6,082,080	$6,129,969

Interest-bearing Deposits	$4,459,350	$3,899,599	$4,436,323	$3,924,985	$3,657,778
Noninterest-bearing Deposits	867,133	834,064	913,427	903,207	959,674

Total Deposits	5,326,483	4,733,663	5,349,750	4,828,192	4,617,452

Short-term Borrowings	817,027	646,979	1,036,063	682,266	856,425
Long-term Borrowings	792,642	501,494	774,162	499,200	547,731

Total Borrowings	1,609,669	1,148,473	1,810,225	1,181,466	1,404,156

Other Liabilities	66,650	57,314	73,565	73,848	71,679

Total Liabilities	7,002,802	5,939,450	7,233,540	6,083,506	6,093,287

Common Equity	766,799	642,872	761,199	634,092	635,205

Total Shareholders’ Equity	766,799	642,872	761,199	634,092	635,205

Total Liabilities & Equity	$7,769,601	$6,582,322	$7,994,739	$6,717,598	$6,728,492

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
Quarterly Share Data:	2007	2006	2007	2007	2007
Earnings Per Share:
Basic	$0.37	$0.61	$0.60	$0.60	$0.60
Diluted	$0.37	$0.60	$0.60	$0.60	$0.59

Common Dividend Declared Per Share	$0.29	$0.28	$0.28	$0.28	$0.28

High Common Stock Price	$33.61	$39.71	$32.98	$35.37	$39.50
Low Common Stock Price	$25.54	$36.51	$25.70	$30.88	$33.60

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,216,077	41,156,578	42,731,909	40,677,396	40,946,236
Diluted	43,438,997	41,557,831	42,998,484	40,935,684	41,272,213

Memorandum Items:
Tax Applicable to Security Transactions	$(197)	$(37)	$60	$58	$55

Common Dividends	$12,537	$11,518	$12,089	$11,368	$11,452

	Year Ended
	December	December	December	December
YTD Share Data:	2007	2006	2005	2004
Earnings Per Share from Continuing Operations:
Basic	$2.16	$2.15	$2.36	$1.92
Diluted	$2.15	$2.13	$2.33	$1.89

Earnings Per Share from Discontinued Operations:
Basic	—	—	—	$0.33
Diluted	—	—	—	$0.33

Earnings Per Share:
Basic	$2.16	$2.15	$2.36	$2.25
Diluted	$2.15	$2.13	$2.33	$2.22

Common Dividend Declared Per Share	$1.13	$1.09	$1.05	$1.02

Average Shares Outstanding (Net of Treasury Stock):
Basic	41,901,422	41,532,121	42,514,445	43,404,586
Diluted	42,222,899	41,942,889	43,024,861	43,978,914

Memorandum Items:
Tax Applicable to Security Transactions	$(24)	$(1,112)	$243	$389

Common Dividends	$47,446	$45,219	$44,575	$44,228

EOP Employees (full-time equivalent)	1,537	1,367	1,374	1,319

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
EOP Share Data:	2007	2006	2007	2007	2007
Book Value Per Share	$17.61	$15.44	$17.49	$15.77	$15.65
Tangible Book Value Per Share	$10.14	$11.30	$9.97	$11.60	$11.49

52-week High Common Stock Price	$39.50	$39.71	$39.71	$39.71	$39.71
Date	01/03/07	12/28/06	12/28/06	12/28/06	12/28/06
52-week Low Common Stock Price	$25.54	$34.21	$25.70	$30.88	$33.60
Date	11/08/07	07/17/06	08/06/07	06/26/07	03/14/07

EOP Shares Outstanding (Net of Treasury Stock):	43,234,726	41,058,901	43,182,328	40,523,267	40,823,168

	Three Months Ended
	December	December	September	June	March
	2007	2006	2007	2007	2007
Selected Yields and Net Interest Margin:

Loans	7.36%	7.38%	7.54%	7.44%	7.41%
Investment Securities	5.66%	5.78%	5.76%	5.72%	5.65%
Money Market Investments/FFS	5.24%	4.89%	4.76%	5.27%	5.62%
Average Earning Assets Yield	7.02%	7.02%	7.17%	7.06%	7.03%
Interest-bearing Deposits	3.50%	3.43%	3.63%	3.55%	3.49%
Short-term Borrowings	3.84%	4.31%	4.58%	4.43%	4.48%
Long-term Borrowings	5.52%	5.86%	5.44%	5.77%	5.84%
Average Liability Costs	3.81%	3.78%	3.97%	3.89%	3.86%
Net Interest Spread	3.21%	3.24%	3.20%	3.17%	3.17%
Net Interest Margin	3.71%	3.85%	3.75%	3.80%	3.79%

Selected Financial Ratios:

Return on Average Common Equity	8.25%	15.44%	13.91%	15.22%	15.44%
Return on Average Assets	0.81%	1.51%	1.37%	1.50%	1.51%
Efficiency Ratio	58.06%	43.79%	47.00%	43.51%	43.20%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Year Ended
December	December	December	December
2007	2006	2005	2004
Selected Yields and Net Interest Margin:
Loans	7.44%	7.20%	6.36%	5.72%
Investment Securities	5.70%	5.67%	5.11%	4.60%
Money Market Investments/FFS	5.14%	4.35%	3.09%	1.28%
Average Earning Assets Yield	7.07%	6.84%	6.04%	5.41%
Interest-bearing Deposits	3.54%	3.10%	2.06%	1.45%
Short-term Borrowings	4.31%	4.04%	2.43%	1.08%
Long-term Borrowings	5.61%	6.38%	5.82%	4.82%
Average Liability Costs	3.88%	3.57%	2.56%	1.91%
Net Interest Spread	3.19%	3.27%	3.48%	3.50%
Net Interest Margin	3.76%	3.86%	3.94%	3.84%

Selected Financial Ratios:
Return on Average Common Equity	12.99%	13.90%	15.66%	15.56%
Return on Average Assets	1.28%	1.34%	1.55%	1.55%
Loan / Deposit Ratio	108.29%	99.56%	100.70%	102.81%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.87%	0.91%	0.95%	0.98%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.01%	1.09%	1.14%	1.16%
Nonaccrual Loans / Loans, Net of Unearned Income	0.24%	0.12%	0.15%	0.14%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.25%	0.18%	0.13%	0.10%
Non-performing Loans/ Loans, Net of Unearned Income	0.49%	0.30%	0.28%	0.24%
Non-performing Assets/ Total Assets	0.43%	0.27%	0.24%	0.22%
Primary Capital Ratio	10.18%	10.14%	10.15%	10.53%
Shareholders’ Equity Ratio	9.52%	9.44%	9.44%	9.81%
Price / Book Ratio	1.59	x	2.50	x	2.33	x	2.60	x
Price / Earnings Ratio	13.05	x	18.16	x	15.10	x	17.16	x
Efficiency Ratio	48.01%	46.93%	41.45%	49.12%

Note:	(1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Washington, D.C. and Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	December	December	September	June	March
Asset Quality Data:	2007	2006	2007	2007	2007
EOP Non-Accrual Loans	$14,115	$5,755	$8,958	$7,842	$6,068
EOP 90-Day Past Due Loans	14,210	8,432	13,827	9,869	5,416

Total EOP Non-performing Loans	$28,325	$14,187	$22,785	$17,711	$11,484

EOP Other Real Estate & Assets Owned	6,365	4,231	5,338	4,074	3,991

Total EOP Non-performing Assets	$34,690	$18,418	$28,123	$21,785	$15,475

	Three Months Ended		Year Ended
	December	December	December	December	December
Allowance for Credit Losses(1)	2007	2006	2007	2006	2005
Beginning Balance	$58,617	$52,536	$52,371	$52,871	$51,353
Allowance of Purchased Companies	—	—	7,648	—	—
Provision Expense	2,580	268	5,330	1,437	5,618

	61,197	52,804	65,349	54,308	56,971
Gross Charge-offs	(2,786)	(746)	(7,738)	(3,228)	(6,016)
Recoveries	333	313	1,133	1,291	1,916

Net Charge-offs	(2,453)	(433)	(6,605)	(1,937)	(4,100)

Ending Balance	$58,744	$52,371	$58,744	$52,371	$52,871

Note:	(1) Includes allowances for loan losses and lending-related commitments.